EXHIBIT 10.1

                    STOCK PURCHASE AND CONTRIBUTION AGREEMENT

     This Stock Purchase and Contribution Agreement ("Agreement") is made and entered into as of March 20, 2013 (the "Effective Date"), by and among Pimovi, Inc., a Nevada corporation (the "Company"), Chancellor Group, Inc., a Nevada corporation ("Chancellor") and Kasian Franks ("Franks" and collectively with Chancellor, the "Stockholders").

                                    RECITALS

     WHEREAS, the predecessor to the Company, a corporation of the same name that was incorporated in the State of Delaware on November 16, 2012 pursuant to such corporation's Certificate of Incorporation executed by James Shafer as Incorporator and filed in the office of the Secretary of State of the State of Delaware on November 16, 2012 (the "Former Pimovi");

     WHEREAS, the Board of Directors of Former Pimovi felt it was in the best interest of Former Pimovi that it be incorporated in the State of Nevada rather than the State of Delaware;

     WHEREAS, the Board of Directors of Former Pimovi caused Former Pimovi to be dissolved pursuant to that certain Certificate of Dissolution filed in the office of the Secretary of State of Delaware on or about March 13, 2013;

     WHEREAS, Former Pimovi and the Company entered into that certain Assignment and Assumption Agreement (the "Former Pimovi Agreement") to be effective as of March 13, 2013, pursuant to which Former Pimovi assigned to the Company, and the Company accepted and assumed from Former Pimovi, all of the assets and liabilities of Former Pimovi (including, without limitation, all contracts to which Former Pimovi was a party and all rights and obligations arising therefrom);

     WHEREAS, the Company was incorporated in the State of Nevada on March 13, 2013 pursuant to the Articles of Incorporation of the Company that were filed with the Secretary of State of the State of Nevada on March 13, 2013;

     WHEREAS, other than conducting matters relating to its organization and incorporation and the approval of this Agreement and the Former Pimovi Agreement, the Company has not actively conducted business or owned any material assets or properties;

     WHEREAS, Franks and Chancellor have formed the Company for the purpose of engaging in the following business activities: (a) using proprietary algorithms to create matches between what consumers want and media such as music, movies and pictures located on or downloadable to mobile devices, including but not limited to through the development and distribution of APIs, voice recognition modules, websites and mobile apps for, but not limited to, Windows 8 mobile, Apple iOS and Google Android supported by cloud service environments, including by means of big data analysis, predictive analysis, pattern extraction and pattern matching, including powering third-party media distributors and content producers primarily on the mobile Internet, including by means of transaction-sharing, licensing, white-labeling, subscriptions, virtual currency and virtual goods; (b) creating photographic and other records of the activities of the user and editing and assembling such records in a proprietary format; (c) First Person Video Feed (FPVF(TM)) for sporting and other events from the eyes

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and different  points of view of the athletes or other  participants,  including but not limited to deploying a proprietary method of implementing existing app based mobile technology (CamFusion); and (d) engaging in any related activities, including mobile and computer gaming (collectively, the "Business");

     WHEREAS, Franks and Chancellor entered into that certain Term Sheet for Investment in Pimovi, Inc. effective as of January 11, 2013 (the "Term Sheet"), which provided for, among other things, the issuance by the Company to the Stockholders of shares of capital stock of Company in the amount and class set forth next to such Stockholder's name on Schedule 1 hereto (collectively, the "Shares"), for the consideration and on the terms set forth in this Agreement;

     WHEREAS, as consideration for the Shares and the Chancellor Shares (as defined below), Franks has agreed to contribute to the Company certain intellectual property rights and assets as set forth in more detail in the Co-Founder Agreement (as defined below) (all such rights and assets collectively, the "Assets");

     WHEREAS, as consideration for the Shares, Chancellor has agreed to contribute to the Company $250,000.00 (less (i) $143,035 in fees and expenses already paid by Chancellor on behalf of the Company prior to Closing and (ii) subject to the terms of Section 1.6 below, less certain additional patent fees, attorneys' fees and filing fees paid by Chancellor in connection with the Company's formation and certain related matters for the benefit of the Company (collectively, the "Reimbursable Expenses")) on the terms and conditions set forth herein; and

     WHEREAS, in connection with the aforementioned transactions, Chancellor is issuing to Franks 1,000,000 shares of common stock in Chancellor Group Inc. (the "Primary Chancellor-Issued Shares") at the Closing (as defined below) and, subject to the completion by Franks of certain milestones set by the Board of Directors of Chancellor (the "Chancellor Board"), in its sole and absolute discretion after good faith negotiations with Franks, which milestones may pertain to such things as first regular revenue stream for any phone application, website or other IT business activity, licensing or other agreements which, in the reasonable determination of the Chancellor Board, may add value to Chancellor, promptly after the date Franks has completed such milestone to the satisfaction of the Chancellor Board, Chancellor may issue to Franks such additional Chancellor-Issued Shares as the Chancellor Board may determine to be appropriate, in its sole and absolute discretion (the "Secondary Chancellor-Issued Shares" and collectively with the Primary Chancellor-Issued Shares, the "Chancellor Shares").

     NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements set forth and for other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

                ARTICLE I. SALE AND TRANSFER OF SHARES; CLOSING

     1.1 Shares. Effective as of the Effective Time, Franks and Chancellor will purchase the Shares from the Company, and Company will issue and sell the Shares to Franks and Chancellor for the consideration and on the terms set forth in this Agreement. The Parties hereto acknowledge and agree that, until Chancellor's entire contribution of $250,000 (less $143.035 in consulting fees and expenses already paid by Chancellor on behalf of the Company prior to

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Closing) to the Company is complete, the Shares delivered to Chancellor shall be subject to the terms of Section 78.220 of the Nevada Revised Statutes ("NRS") and all other applicable provisions of the NRS until such contribution is complete.

     1.2 Chancellor Closing Deliveries. At the Closing (as defined below), Chancellor will deliver to Franks, a stock certificate evidencing 1,000,000 shares of common stock of Chancellor Group Inc.

     1.3 Franks Closing Deliveries. At the Closing, Franks will deliver:

     (a) to the Company, a Co-Founder Agreement in substantially the form attached hereto as Exhibit A (the "Co-Founder Agreement") that has been duly executed by Franks; and

     (b) to the Company and Chancellor, such subscription materials (and any and all other instruments or documents) as the Company and Chancellor may reasonably require in connection with the issuance of the Shares or the Chancellor Shares.

     1.4 Company Closing Deliverables. At the Closing, the Company will deliver

     (a) to Franks, a Co-Founder Agreement that has been duly executed by the Company;

     (b) to Franks, a stock certificate representing 3,900 shares of common stock, $0.0001 par value per share, of the Company; and

     (c) to Chancellor, a stock certificate representing 6,100 shares of Series A Preferred Stock, $0.0001 par value per share, of the Company.

     1.5 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place electronically via facsimile or portable document format (pdf), as agreed by the Parties, at 10:00 a.m. (Central time) on March 20, 2013 or at such other time and date as may be agreed upon by the parties hereto (the time and date upon which the Closing actually occurs being referred to herein as the "Closing Date"), provided that if such Parties mutually agree to a physical closing then the Closing shall occur on the Closing Date at the offices of Kelly Hart & Hallman LLP, 201 Main Street, Fort Worth, Texas 76102. The Closing shall be effective at 11:59 p.m. (Central time) on the Closing Date (the "Effective Time"). All proceedings to be taken and all documents to be executed and delivered by the Parties at the Closing will be deemed to have been taken and executed simultaneously, and no proceedings will be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.

     1.6 Post-Closing Deliverables.

     (a) Chancellor shall contribute to the Company $250,000 (less (i) $143,035 in fees and expenses already paid by Chancellor on behalf of the Company prior to Closing and (ii) the Reimbursable Expenses; provided, however that the Reimbursable Expenses shall only be deducted from Chancellor's contribution at such time as Chancellor and Franks have reasonably agreed after good faith negotiations that they reasonably expect the Company to generate a profit in the

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30 day period following the date of such negotiations) to be provided as funding in tranches of not more than $30,000 per month over approximately eight months after the Effective Time or in such smaller or larger tranches as the parties shall agree subject to good faith negotiations.

     (b) To the extent all or a portion of the Reimbursable Expenses were not deducted from Chancellor's contribution in Section 1.6(a), the Company shall reimburse Chancellor for those Reimbursable Expenses that were not so deducted promptly after the date upon which Chancellor and Franks notify the Board of Directors of the Company that they reasonably expect the Company to generate a profit in the 30 day period following the date of negotiations between Chancellor and Franks with respect to such matters. Franks agrees to engage in such negotiations upon Chancellor's reasonable request at any time.

     (c) Subject to the completion by Franks of certain milestones set by the Chancellor Board, in its sole and absolute discretion after good faith negotiations with Franks, which milestones may pertain to such things as first regular revenue stream for any phone application, website or other IT business activity, licensing or other agreements which, in the reasonable determination of the Chancellor Board, may add value to Chancellor, promptly after the date Franks has completed such milestone to the satisfaction of the Chancellor Board, Chancellor may issue to Franks such additional Chancellor-Issued Shares as the Chancellor Board may determine to be appropriate, in its sole and absolute discretion. Notwithstanding anything to the contrary in this Agreement, if any, Chancellor shall not be required to issue any Chancellor-Issued Shares to Franks to the extent such issuance could, in the reasonable determination of the Chancellor Board or its advisors, constitute a violation of any applicable law, rule or regulation or otherwise cause Chancellor to lose any exemption from registration it may have under applicable laws, rules and regulations.

              ARTICLE II. REPRESENTATIONS AND WARRANTIES OF FRANKS

     Franks hereby represents and warrants to Chancellor and the Company that, as of the Closing Date:

     2.1 Franks has all requisite power and authority to execute and deliver this Agreement and the Assets and to perform all of his obligations under this Agreement and the Co-Founder Agreement.

     2.2 The execution and delivery by Franks of this Agreement and such other instruments, agreements and transactions as may be contemplated hereunder and the consummation by Franks of the transactions contemplated hereby and thereunder will not (i) violate any law, statute, rule or regulation or judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, or (ii) conflict with, result in any breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which Franks is a party.

     2.3 Franks is the sole owner and holder of the Assets, free and clear of all liens and other encumbrances, and that Franks has not (a) transferred, sold, pledged, hypothecated or otherwise encumbered any of the Assets or (b) entered

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into any agreement,  arrangement or understanding (written or oral) to transfer, sell, pledge, hypothecate or otherwise encumber any of the Assets.

     2.4 The Assets do not, and the transfer thereof to the Company and the use thereof by the Company in its business will not, directly or indirectly, in whole or in part, infringe upon the intellectual property rights of any third party or violate any applicable laws, rules or regulations.

     2.5 Franks has not incurred and will not incur, directly or indirectly, as a result of any action taken or permitted to be taken by or on behalf of Franks, any liability or obligation to pay any fees or commissions to any broker, finder or agent in connection with the execution and performance of the transactions contemplated herein for which Chancellor or the Company could become liable or obligated.

     2.6 Franks does not, directly or indirectly, own any equity interest in any business that competes with the Company's business other than ownership of shares of stock of any corporation having a class of equity securities actively traded on a national securities exchange or on the NASDAQ Stock Market which represent, in the aggregate, not more than one percent (1%) of such corporation's issued and outstanding shares as determined on a fully diluted basis.

     2.7 Franks is aware and understands that: (i) neither the Shares nor the Chancellor Shares have been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act" or the "Act"), the securities laws of any state or the securities laws of any other jurisdiction, nor is such registration contemplated; and (ii) no governmental or regulatory agency has passed upon or will pass upon the Shares or the Chancellor Shares or has made or will make any finding or determination as to the fairness of investment in the Shares or the Chancellor Shares.

     2.8 Franks is aware and understands that the issuance and sale of the Shares and the Chancellor Shares are intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and/or the provisions of the regulations promulgated thereunder. In particular, Franks is aware and understands that:

     (a) Franks must bear the economic risk of an investment in the Shares and Chancellor Shares for an indefinite period of time because, among other things,
(A) the Shares and Chancellor Shares have not been registered under the Act and, therefore, cannot be sold unless they are subsequently registered under the Act or an exemption from such registration is available, (B) the Shares and Chancellor Shares have not been registered under applicable state securities laws and, therefore, cannot be sold unless they are registered under applicable state securities laws or an exemption from such registration is available, and
(C) there are substantial restrictions on the transferability of the Shares and Chancellor Shares under the governing documents of the Company and Chancellor (including, without limitation, with respect to the Company, its Articles of Incorporation, as amended from time to time, and the Stockholders Agreement entered into on or about the date hereof by and among the Company, Chancellor and Franks; and with respect to Chancellor, its Articles of Incorporation, as amended, and Bylaws) (all such governing documents collectively, the "Governing Documents") and applicable law;

     (b) there is no established market for the Shares and no market (public or otherwise) for the Shares will develop in the foreseeable future, if ever;

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     (c)  Franks  has no rights to  require  that the  Shares or the  Chancellor
Shares be registered under the Act or the securities laws of various states, and Franks will not be able to avail himself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Act with respect to sales of the Shares; and

     (d) the Company and Chancellor will rely upon an exemption from registration which requires Franks to be an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Act, an "Accredited Investor").

     2.9 Franks is an Accredited Investor within the meaning of Rule 501(a) of Regulation D promulgated under the Act.

     2.10 Franks has been advised and understands that his investment in the Shares and the Chancellor Shares is illiquid and involves a high degree of risk. Franks is solvent and not under receivership, has not become subject to bankruptcy or any similar proceeding, has no need for liquidity in his investment in the Shares and/or the Chancellor Shares, has adequate means of providing for his current liabilities or other contingencies, has the ability to bear the economic risk of his investment in the Shares and/or the Chancellor Shares and at the present time and in the foreseeable future can afford a complete loss of his investment in the Shares and/or the Chancellor Shares. There are no actions, suits or proceedings pending, or, to the knowledge of Franks, threatened against or affecting Franks or the assets of Franks in any court or before or by any U.S. federal, state, municipal, foreign or other governmental department, commission, board, bureau, agency or instrumentality which, if adversely determined, would impair the ability of Franks to perform his obligations in this Agreement as provided herein. Franks's overall commitment to investments that are not readily marketable is not disproportionate to Franks's net worth, and his investment in the Shares and the Chancellor Shares will not cause such overall commitment to become excessive. Franks has the capacity to protect his own interest in purchasing the Shares and the Chancellor Shares and has determined that the Shares and Chancellor Shares are suitable investments for him.

     2.11 Franks has been furnished with, and has read, understands and is fully familiar with, this Agreement and the Governing Documents of the Company and Chancellor, has received no general solicitation or advertisements and has attended no public seminar or other public promotional meeting relating to investments in the Shares or the Chancellor Shares. No representations or warranties have been made to Franks by the Company, Chancellor or any partner, member, officer, employee, agent, affiliate or subsidiary of either of them, other than the representations of the Company and Chancellor in this Agreement. Franks has not reproduced, duplicated or delivered this Agreement and/or any other documents which may have been made available upon request to any other person, except Franks's professional advisors.

     2.12 Except as specifically stated in this Agreement, Franks is acquiring the Shares and the Chancellor Shares solely for investment for his own account and not for the benefit or account of any other person or entity, and has no present agreement, understanding, intention or arrangement to sell, resell, assign, transfer or otherwise dispose of all or any part of the Shares or Chancellor Shares to any other person or entity notwithstanding any financing arrangement entered into by Franks to acquire the Shares or Chancellor Shares. Notwithstanding any other provision of this Agreement, Franks shall not sell, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of all or any part of the Shares or the Chancellor Shares (or purport to do so) except as

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permitted by applicable  securities  laws and by the Governing  Documents of the
Company and Chancellor, as the same may be amended from time to time.

     2.13 In formulating a decision to invest in the Shares and the Chancellor Shares, Franks has not relied or acted on the basis of any representations or other information, including, without limitation, any outside information purported to be given on behalf of the Company, Chancellor or any of their respective affiliates, officers, directors, partners, employees or representatives (it being understood that no person has been authorized by the Company or Chancellor to furnish any representations or other information).

     2.14 Franks has, or has been given, access to or has been furnished all information regarding the Company and Chancellor and their proposed businesses that Franks desires to receive or review in order to evaluate the merits and risks of investing in the Shares and Chancellor Shares and has been given the opportunity to ask questions of, and receive answers from, the Company and Chancellor and its representatives concerning the terms of the investment in the Shares and Chancellor Shares.

     2.15 With respect to any financial projections or estimates regarding possible future operations of the Company and/or Chancellor that have been furnished to Franks, Franks is aware and understands that:

     (a) the Company is a "start-up" and has no financial or operating history;

     (b) such projections and estimates were developed using certain assumptions for which the Company, Chancellor or their respective representatives believed they had a reasonable basis at the time of preparation;

     (c) such projections and estimates, and the underlying assumptions, are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's, Chancellor's or their respective representatives' control, and therefore actual results are likely to vary considerably from those projected or estimated;

     (d) such projections and estimates were not prepared with a view to compliance with published guidelines of the American Institute of Certified Public Accountants regarding forecasts or with generally accepted accounting principles; and

     (e) such projections and estimates have not been reviewed by independent accountants.

     2.16 Franks is aware and understands that there are substantial risks of loss of investment incidental to the purchase of the Shares and Chancellor Shares, including those summarized in this Agreement and, with respect to Chancellor, those in Chancellor's filings with the U.S. Securities and Exchange Commission.

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           ARTICLE III. REPRESENTATIONS AND WARRANTIES OF CHANCELLOR

     Chancellor hereby represents and warrants to Franks and the Company that, as of the Closing Date, Chancellor has all corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

     Chancellor hereby further represents and warrants solely to the Company that, as of the Closing Date:

     3.1 Chancellor is aware and understands that: (i) the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act" or the "Act"), the securities laws of any state or the securities laws of any other jurisdiction, nor is such registration contemplated; and (ii) no governmental or regulatory agency has passed upon or will pass upon the Shares or has made or will make any finding or determination as to the fairness of investment in the Shares.

     3.2 Chancellor is aware and understands that the issuance and sale of the Shares are intended to be exempt from registration under the Act by virtue of
Section 4(2) of the Act and/or the provisions of the regulations promulgated thereunder. In particular, Chancellor is aware and understands that:

     (a) Chancellor must bear the economic risk of an investment in the Shares for an indefinite period of time because, among other things, (A) the Shares have not been registered under the Act and, therefore, cannot be sold unless they are subsequently registered under the Act or an exemption from such registration is available, (B) the Shares have not been registered under applicable state securities laws and, therefore, cannot be sold unless they are registered under applicable state securities laws or an exemption from such registration is available, and (C) there are substantial restrictions on the transferability of the Shares under the Governing Documents of the Company and applicable law;

     (b) there is no established market for the Shares and no market (public or otherwise) for the Shares will develop in the foreseeable future, if ever;

     (c) Chancellor and the other stockholders in the Company have no rights to require that the Shares be registered under the Act or the securities laws of various states, and Chancellor will not be able to avail itself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Act; and

     (d) the Company will rely upon an exemption from registration which requires each investor in the Company to be an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Act, an "Accredited Investor").

     3.3 Chancellor is an Accredited Investor within the meaning of Rule 501(a) of Regulation D promulgated under the Act.

     3.4 Chancellor has been advised and understands that its investment in the Shares is illiquid and involves a high degree of risk. Chancellor is solvent and not under receivership, has not become subject to bankruptcy or any similar proceeding, has no need for liquidity in its investment in the Shares, has adequate means of providing for its current liabilities or other contingencies,

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has the ability to bear the economic risk of its investment in the Shares and at the present time and in the foreseeable future can afford a complete loss of its investment in the Shares. There are no actions, suits or proceedings pending, or, to the knowledge of Chancellor, threatened against or affecting Chancellor or the assets of Chancellor in any court or before or by any U.S. federal, state, municipal, foreign or other governmental department, commission, board, bureau, agency or instrumentality which, if adversely determined, would impair the ability of Chancellor to perform its obligations under this Agreement as provided herein. Chancellor has the capacity to protect its own interest in purchasing the Shares and has determined that the Shares are suitable for it.

     3.5 Chancellor has been furnished with, and has read, understands and is fully familiar with, this Agreement and the Governing Documents of the Company, has received no general solicitation or advertisements and has attended no public seminar or other public promotional meeting relating to investments in the Shares. No representations or warranties have been made to Chancellor by the Company or any partner, member, officer, employee, agent, affiliate or subsidiary of it, other than the representations of the Company in this Agreement.

     3.6 Except as specifically stated in this Agreement, Chancellor is acquiring the Shares solely for investment for its own account and not for the benefit or account of any other person or entity, and has no present agreement, understanding, intention or arrangement to sell, resell, assign, transfer or otherwise dispose of all or any part of the Shares to any other person or entity notwithstanding any financing arrangement entered into by Chancellor to acquire the Shares. Notwithstanding any other provision of this Agreement, Chancellor shall not sell, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of all or any part of the Shares (or purport to do so) except as permitted by applicable securities laws and by the Governing Documents of the Company, as the same may be amended from time to time.

     3.7 Chancellor has, or has been given, access to or has been furnished all information regarding the Company and its proposed business that Chancellor desires to receive or review in order to evaluate the merits and risks of purchasing the Shares and has been given the opportunity to ask questions of, and receive answers from, the Company and its representatives concerning the terms of purchasing the Shares.

     3.8 With  respect  to any  financial  projections  or  estimates  regarding
possible  future   operations  of  the  Company  that  have  been  furnished  to
Chancellor, Chancellor is aware and understands that:

     (a) the Company is a "start-up" and has no financial or operating history;

     (b) such projections and estimates were developed using certain assumptions for which the Company or its respective representatives believed they had a reasonable basis at the time of preparation;

     (c) such projections and estimates, and the underlying assumptions, are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's or its representatives' control, and therefore actual results are likely to vary considerably from those projected or estimated;

     (d) such projections and estimates were not prepared with a view to compliance with published guidelines of the American Institute of Certified Public Accountants regarding forecasts or with generally accepted accounting principles; and

     (e) such projections and estimates have not been reviewed by independent accountants.

     3.9 Chancellor is aware and understands that there are substantial risks of loss incidental to the purchase of the Shares, including those summarized in this Agreement.

             ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF COMPANY

     The Company hereby represents and warrants to Chancellor and Franks that, as of the Closing Date:

     4.1 Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has full corporate power and authority to execute and deliver this Agreement and such other instruments, agreements and transactions as may be contemplated hereunder, and to perform its obligations hereunder and thereunder. All corporate acts and other proceedings required to be taken by or on the part of Company to authorize Company to execute, deliver and perform this Agreement and such other instruments, agreements and transactions as may be contemplated hereunder, have been duly and properly taken. This Agreement has been duly executed and delivered by Company and constitutes the legal, valid and binding obligation of Company enforceable in accordance with its terms subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or general equitable principles.

     4.2 No Conflict or Violation. The execution and delivery by Company of this Agreement and such other instruments, agreements and transactions as may be contemplated hereunder and the consummation by Company of the transactions contemplated hereby and thereunder will not (i) violate any law, statute, rule or regulation or judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, or (ii) conflict with, result in any breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under the Articles of Incorporation or by-laws of Company or, to Company's knowledge, any agreement to which Company is a party.

     4.3 Consents and Approvals. No notice to, declaration, filing or registration with, or authorization, consent or approval of, or permit from, any domestic or foreign governmental or regulatory body or authority, or any other person or entity, is required to be made or obtained by Company in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

     4.4 Company Securities. The Shares have been duly authorized and, when issued and fully paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof and will be free and clear of any encumbrances imposed by or through Company except as set forth in this Agreement and applicable federal and state securities laws.

     4.5 Conduct of Business. Other than conducting matters relating to its organization and incorporation and the approval of this Agreement, Company has not actively conducted business or owned any material assets or properties.

                           ARTICLE V. INDEMNIFICATION

     5.1 FRANKS RELEASE AND INDEMNIFICATION. Franks hereby unconditionally and irrevocably releases, relinquishes, remises and forever discharges, AND AGREES TO INDEMNIFY AND HOLD HARMLESS, each of Chancellor and the Company, and its affiliates, and its and their respective shareholders, officers, directors, employees, agents and other representatives (collectively, "Franks Indemnified Parties") from and against any and all claims, complaints, demands, causes of actions, suits, charges, damages, debts, obligations and liabilities of every kind and nature, whether known or unknown, both at law (whether common law, statutory or otherwise) arising from or relating in any way, directly or indirectly, to (a) the Assets, (b) any breach by Franks of this Agreement, the Co-Founder Agreement or any of the representations and warranties contained therein, or (c) any claim that any of the Assets or any technology based on or incorporating, in whole or in part, any of the Assets, violates the intellectual property rights of any third party.

     5.2 CHANCELLOR RELEASE AND INDEMNIFICATION. Chancellor hereby unconditionally and irrevocably releases, relinquishes, remises and forever discharges, AND AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS, each of Franks and the Company from and against any and all claims, complaints, demands, causes of actions, suits, charges, damages, debts, obligations and liabilities of every kind and nature, whether known or unknown, both at law (whether common law, statutory or otherwise), arising from or relating in any way, directly or indirectly, to any breach by Chancellor of this Agreement or any of the representations and warranties made herein by Chancellor; provided, however, that Chancellor shall not have any liability to Franks arising out of a breach of the representations and warranties made solely to the Company in Article III hereof.

     5.3 COMPANY RELEASE AND INDEMNIFICATION. Company hereby unconditionally and irrevocably releases, relinquishes, remises and forever discharges, AND AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS, each of Franks and Chancellor, and its affiliates, and its and their respective directors, officers, employees, partners, members and shareholders from and against any and all claims, complaints, demands, causes of actions, suits, charges, damages, debts, obligations and liabilities of every kind and nature, whether known or unknown, both at law (whether common law, statutory or otherwise), arising from or relating in any way, directly or indirectly, to any breach by the Company of this Agreement or any of the representations and warranties made herein by the Company.

                         ARTICLE VI. GENERAL PROVISIONS

     6.1 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     6.2 Survival. The terms of this Agreement (including, without limitation, the indemnification obligations, covenants and representations and warranties contained herein) will survive the Closing.

     6.3 Expenses. Franks and Chancellor will each pay all of their own fees, costs and expenses (including, without limitation, fees, costs and expenses of legal counsel, accountants, investment bankers, brokers or other representatives and consultants and appraisal fees, costs and expenses) incurred in connection with the negotiation of this Agreement, the performance of their obligations hereunder and the consummation of the transactions contemplated herein.

     6.4 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     6.5 Governing Law. This Agreement will be governed by the laws of the State of Texas without regard to conflicts of laws principles. Each party hereto agrees that all disputes relating to the subject matter hereof shall be initiated and maintained exclusively in the courts of Reno, Nevada, which courts shall have exclusive jurisdiction, and each party agrees to submit to the personal jurisdiction of such courts with respect to all such disputes.

     6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     6.7 Entire Agreement. This Agreement, the Exhibits and Schedules hereto and the ancillary documents referenced herein constitute the entire agreement of the parties hereto with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement effective as of the date first written above.

                                 COMPANY:

                                 PIMOVI, INC.,
                                 a Nevada corporation


                                 By: /s/ Maxwell Grant
                                    --------------------------------------------
                                 Name: Maxwell Grant
                                      ------------------------------------------
                                 Title: Chief Executive Officer
                                       -----------------------------------------

                                 STOCKHOLDERS:

                                 CHANCELLOR GROUP, INC.,
                                 a Nevada corporation

                                 By: /s/ Maxwell Grant
                                    --------------------------------------------
                                 Name: Maxwell Grant
                                      ------------------------------------------
                                 Title: Chief Executive Officer
                                       -----------------------------------------


                                 Address for notices:

                                 -----------------------------------------------

                                 -----------------------------------------------


                                 /s/ Kasian Franks
                                 -----------------------------------------------
                                 Kasian Franks

                                 Address for notices:

                                 -----------------------------------------------

                                 -----------------------------------------------



                   Signature Page to Stock Purchase Agreement

                                    EXHIBIT A

                          Form of Co-Founder Agreement

                                   [Attached]

                                   SCHEDULE 1

                                  Pimovi Shares

    Stockholder                  Class of Shares               Number of Shares
    -----------                  ---------------               ----------------

Chancellor Group, Inc.       Series A Preferred Stock               6,100
Kasian Franks                Common Stock                           3,900